2011 Earnings Call Presentation March 12, 2012

Globalstar Introduction Safe Harbor Language This presentation contains certain statements that are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward - looking statements . Forward - looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future launches and operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT family of products, problems relating to the ground - based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this presentation regarding matters that are not historical facts, involve predictions . Any forward - looking statements made in this presentation speak as of the date made and are not guarantees of future performance . Actual results or developments may differ materially from the expectations expressed or implied in the forward - looking statements, and we undertake no obligation to update any such statements . Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K .

Fourth Quarter Highlights Key Financial Metric – Positive Adjusted EBITDA for Q4 11 ▪ Globalstar reported positive quarterly Adjusted EBITDA for the first time since the fourth quarter of 2007. ▪ Adjusted EBITDA was $1.6 million compared with negative Adjusted EBITDA of $4.3 million during the same period in 2010. ▪ This improvement was due to a combination of revenue growth and the reorganization of the Company’s activities which resulted in the reduction of the Company’s marketing, general and administrative (MG&A) expenses, among other cost savings. ▪ Operations have been significantly improved and the Company is now well positioned to realize the benefits of improved cash flow concurrent with the return to quality duplex service. ($4.3) ($2.5) ($1.2) ($1.6) $1.6 ($5.0) ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 Q4 10 – Q4 11 Adjusted EBITDA ($ mil) Q4 10 Q1 11 Q2 11 Q3 11 Q4 11

Post - 2011 Highlight Globalstar Announces Amendment to COFACE Loan Facility ▪ Earlier this month, Globalstar was pleased to announce an amendment to its $586.3 million senior secured COFACE facility agreement, which significantly extends the initial repayment date and makes further adjustments to the facility financial and operating covenants. ▪ According to the amendment, the first repayment date will now be as late as June 2013 instead of the previous date of June 2012. Additional adjustments to the financial covenants were made to align levels with Globalstar’s satellite launch schedule. ▪ Amendment provides Globalstar with the added flexibility to complete the four launches of our new satellite constellation, restore network coverage and begin revenue recovery prior to making principle facility payments.

2011 Highlight – Improved Coverage 12 Satellites Launched During the Year ▪ Globalstar successfully conducted its third launch of six new second - generation satellites from the Baikonur Cosmodrome on December 28, 2011 ▪ The Company has now launched 18 new satellites into orbit and expects to conduct a fourth launch of six satellites in the second half of 2012 ▪ Most importantly, many Globalstar satellites are already operational and customers and dealers have started to experience significant improvements in coverage ▪ With high quality service soon to be restored, customers will begin to transfer to higher ARPU plans and our competitive offering will begin to attract high value new subscribers ▪ Call connection rate doubled in 2011 and is expected to range between 80 - 90 percent prior to launch of additional satellites

Spectrum Opportunity – FCC Projected Spectrum Requirement


(MHz)
547
120
20
60
10
90
847
Globalstar Opportunity: 19.275 MHz of spectrum is already allotted for terrestrial use (ATC) (1)
Available Today
Broadcast TV
WCS
AWS
D Block
MSS Spectrum
Projected 2015

"The FCC should accelerate terrestrial deployment in 90 megahertz of Mobile Satellite Spectrum (MSS)….The FCC should grant licensees flexibility under the ATC regime in the 2.4 GHz Big LEO band (Globalstar), already being used for terrestrial broadband deployments, to make this spectrum permanently suitable for terrestrial broadband service, subject to appropriate safeguards to promote the public interest." (2)

– FCC National Broadband Plan, March 2010

Source: National Broadband Plan.
(1) Subject to meeting certain gating requirements.

2011 Year in Review Company is at Inflection Point ▪ Completed two more successful launches of second - generation satellites ▪ Completed licensing and registration of new constellation ▪ Substantially improved satellite coverage and witnessed significant increased duplex call usage ▪ Streamlined operations and reduced costs ▪ Reported positive Adjusted EBITDA during the fourth quarter for the first time in four years ▪ Continued to grow SPOT and M2M subscriber bases that provide high margin, recurring cash flow ▪ Consolidated third party manufacturing for increased efficiencies ▪ Continued successful penetration of consumer market with the SPOT family of products – remain the only MSS provider to successfully penetrate the mass market with high quality, inexpensive devices ▪ Began the development of innovative new products to provide enhanced growth in the near - term

Globalstar Innovation MSS consumer product success drives development of enterprise and duplex solutions • Developing low cost, innovative solutions in the MSS market is part of Globalstar’s corporate DNA • This capability drove the development of the Company’s unique consumer market product SPOT and the subsequent development of high quality affordable enterprise solutions such as SPOT IS and SmartOne • Now the Company expects to drive innovation in the MSS voice and duplex data markets as well as Globalstar is already developing products and technologies that are expected to be nothing short of revolutionary • Globalstar has already signed an agreement with ADS - B Technologies LLC who is working to develop a worldwide leading edge satellite based air traffic control management system using the Globalstar satellite network

2012 Key Initiatives Complete Launch Campaign and Return to Sustained Profitability Complete Restoration of Duplex and Voice Services via Deployment of Second Generation Satellites ▪ Complete Launch Program – Fourth launch is expected in second half of 2012. ▪ Restore Quality Duplex Service – Concurrent with the orbit raising of the remaining satellites, Globalstar’s duplex service will continue to improve and is expected to drive cash flow generation in 2012 and beyond. Re - Engage Subscriber Base and Return to Duplex Market Leadership ▪ Existing Subscribers – Increase usage and access pricing is expected to drive ARPU throughout 2012 – Management is also focused on “win - back” strategy for existing subscribers with low current usage. ▪ New Subscribers – Leverage comparable call quality advantages and pricing superiority vs. competition to drive new gross subscriber additions. Continue to Market SPOT Consumer and Simplex Products and Services ▪ SPOT Family of Products – Further penetration of existing markets with significant distribution channel and expansion into new markets and applications. ▪ Simplex – Globalstar continues to expand into new vertical markets for its industrial Simplex products. Macro trends including the increased desire for satellite tracking connectivity and innovative VAR applications are expected to provide further growth. Leverage Spectrum Position ▪ Globalstar supports the FCC’s recent decisions to encourage the use of additional spectrum, including MSS spectrum, to delive r wireless terrestrial broadband services and looks forward to MSS providers being granted additional flexibility to utilize th eir spectrum terrestrially and help solve the nation’s spectrum crunch.

Globalstar Building a Foundation for Growth and Improved Profitability